SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 21, 2004



                         COMMISSION FILE NUMBER 0-14837

                            ELMER'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

            OREGON              ___________               93-0836824
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


 11802 S.E. Stark St.
  Portland, Oregon                97216                  (503) 252-1485
(ADDRESS OF PRINCIPAL           (ZIP CODE)       (REGISTRANT'S TELEPHONE NUMBER,
  EXECUTIVE OFFICES)                                   INCLUDING AREA CODE)

Item 8.01. Other Events.

On December 21, 2004, Elmer's Restaurants, Inc. issued a press release announcing that it has received a Tender Offer for a going private transaction from a purchaser group led by Bruce N. Davis, the Company's Chairman of the Board, Chief Executive Officer and President, and consisting of 13 current shareholders and the company's Board of Directors.

Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits.

         99.1     Press Release dated December 21, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELMER'S RESTAURANTS, INC.

Date: December 21, 2004                     By:/s/ BRUCE N. DAVIS
                                            ------------------------------------
                                            Bruce N. Davis, President